HENDERSON GLOBAL FUNDS

Henderson U.S. Core Growth Fund
(the “Fund”)

Supplement dated November 20, 2006
to Prospectus dated November 30, 2005

1.     Henderson US Focus Fund

On November 20, 2006, the Board of Trustees of the Fund approved a change to the Fund’s name and accepted the resignation of Gardner Lewis Asset Management L.P. (“Gardner Lewis”) as the Fund’s subadviser. Effective November 30, 2006, the Fund’s name will become the Henderson US Focus Fund and Henderson Global Investors (North America) Inc., the Fund’s current investment adviser, will manage the Fund. In addition, the investment policies of the Fund will change to reflect a shift away from a focus on growth companies.

As a result, on November 30, 2006, the following team will become the Fund’s portfolio managers:

•      Asset allocation strategist - Robert Villiers is Director of Multi-Strategy Equities at Henderson. Previously he was an Investment Manager at Cross Asset Management Limited (2001-2004) and a Managing Director at Magten Asset Management Corp. (1998-2001). Mr. Villiers began his career at Union Bank of Switzerland in London and has over 14 years of investment management industry expertise.

•      U.S. equity fundamental - Carlo Castronovo is a Fund Manager in the North American Equities team. Mr. Castronovo joined Henderson from AMP Asset Management when it merged with Henderson in 1998. He initially joined as Analyst, International Equities and then moved to the position of Derivative Specialist followed by Associate Director, Derivatives & Structured Products before moving to his current role in 2005. Mr. Castronovo started his career in 1991 at AMP Asset Management where he became a Fund Manager in Global Asset Allocation.

Cameron Kissel is a Fund Manager in the North American Equities team. Mr. Kissel joined Henderson in 2004 from Mellon HBV Alternative Strategies LLC, where he held the position of Analyst focusing on Risk Arbitrage & Special Situations. Prior to this, Mr. Kissel was an Investment Banking Analyst at Salomon Smith Barney, following 2 years at Cambridge Management Consulting in the position of Senior Consultant.

•      U.S. equity special situations - Antony Gifford is a Fund Manager in the North American Equities team. Mr. Gifford joined Henderson in 2002 from Deutsche Asset Management, based in London, where he held the position of Fund Manager, US Equities. Prior to this, Mr. Gifford worked at Fleming Investment Management in London, initially as an Analyst/Assistant Fund Manager, Japanese Equities, then as a

Fund Manager first for Japan and then for US Equities, during which time he transferred to Fleming Asset Management USA, based in New York.

•      Global Technology - Ian Warmerdam joined Henderson as Fund Manager, Technology Investment in 2001. Previously, Mr. Warmerdam was an Investment Manager at Scottish Widows Investment Partnership (2000-2001) and was a US equity investment analyst at Scottish Life (1996-2000). Mr. Warmerdam is Co-Head of Technology at Henderson Global Investors and is also the portfolio manager of the Henderson Global Technology Fund and manager of the global technology sub-portfolio of the Henderson International Opportunities Fund.

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